                      PLAN AND AGREEMENT OF REORGANIZATION




        THIS PLAN AND AGREEMENT OF REORGANIZATION (hereinafter referred to as the "Agreement") is entered into as of this 1st day of April, 1999, by and between ACCU CHEM CONVERSION, INC. (hereinafter referred to as "Accu Chem") and the shareholders of Accu Chem (hereinafter referred to individually and collectively as "Shareholder"), and QUADRATECH, INC. (hereinafter referred to as "QUDT") .


                                   WITNESSETH

        WHEREAS, Accu Chem is a California corporation with authorized capital stock of 1,000,000 shares, of which 6,000 shares were issued and outstanding as of February 28, 1999 (hereinafter "Accu Chem Shares");

        WHEREAS, QUDT is a Nevada corporation with authorized capital stock of 50,000,000 shares of common stock ($.001 par value), of which 21,513,301 shares were issued and outstanding as of March 31, 1999.

        WHEREAS, QUDT desires to purchase from Shareholder not less than eighty (80%) percent of the issued and outstanding shares of Accu Chem owned by Shareholder in exchange solely for QUDT shares of common stock stock ("Stock"); and

        WHEREAS, it is the intention of Shareholder to exchange the Accu Chem Shares held by it for Stock of QUDT, on the basis of 3,000 QUDT Stock for each 1 Accu Chem Share, on the terms and conditions set forth herein; and

        WHEREAS, it is the intention of QUDT, Accu Chem and Shareholder that the transactions contemplated hereby constitute a taxfree "reorganization" as defined in the Internal Revenue Code of 1986, as amended and that all the terms and provisions of this Agreement be interpreted, construed and enforced to effectuate this intent.

        NOW THEREFORE in consideration of the foregoing and the mutual covenants, promises, representations and warranties contained herein, the parties hereto agree as follows:


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


                                    Article I

                                    EXCHANGE

        1.1 Exchange of Stock of Accu Chem. At the Closing Date (as defined in
Article VII hereof), in accordance with the provisions of this Agreement and applicable law, Shareholder shall transfer and QUDT shall acquire all of the Accu Chem Shares owned by Shareholder, on the basis of 3,000 QUDT Stock for each 1 Accu Chem Share.

                                   Article II

                                  CONSIDERATION

        2.1 Exchange. Shareholder and QUDT agree that all of the Accu. Chem Shares owned by Shareholder shall be exchanged with QUDT for not to exceed 18,000,000 shares of common stock. All such Stock shall be issued in certificates of such denominations, amounts and names as may be requested by Shareholder.

        2.2 Investment Intent. Shareholder represents and warrants that it is acquiring said shares for investment purposes only and not with a view towards resale or redistribution in violation of state and federal securities laws. Shareholder agrees to deliver to QUDT at the closing, a letter setting forth an agreement that said shares are being acquired for investment purposes only and will not be sold except in compliance with the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder. Said letter agreement will provide, in part, that the Shareholder will agree not to sell said shares for a period of three (3) years from the date of issue; provided, however, that in the event QUDT has a public offering and the underwriter thereof consents, the Shareholder shall have the right to sell such shares as part of said offering, in the sole discretion of the underwriter.

        2.3 Delivery. At said closing, Shareholder shall deliver certificates for the shares of Accu Chem, duly endorsed in negotiable form, with signatures guaranteed, free and clear from all claims and encumbrances.

                                   Article III

                     REPRESENTATIONS AND WARRANTIES OF QUDT

             QUDT represents the warrants to Shareholder as follows:

        3.1 Organization. QUDT is a corporation duly incorporated, validly existing and, at the closing, in good standing under the laws of the State of Nevada and has the corporate power and authority to own or lease its properties and to carry on business as now being conducted.

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


        3.2 Capitalization. Prior to the closing date, the authorized capital stock of QUDT shall consist of 50,000,000 shares of common stock, of which 21,513,301 are issued and outstanding.

        3.3 Financial Statements. QUDT has furnished to Shareholder financial statements as disclosed to the Securities and Exchange Commission. All of said financial statements, (i) are in accordance with QUDT's books and records, (ii) present fairly and financial position of QUDT as of such dates, and its results of operations and changes in financial position for the respective periods indicated, (iii) have been prepared in conformity with generally accepted accounting principles applied d on a consistent basis, and (iv) consistent with prior business practice, contain adequate reserves for all known or contingent liabilities, losses and refunds with respect to services or products already rendered or sold.

        3.4 Authorization. QUDT has the power to enter into this Agreement, and this Agreement, when duly executed and delivered, will constitute the valid and binding obligation of QUDT.

        3.5 Effect of Agreement. The execution and delivery by QUDT of this Agreement and the consummation of the transactions herein contemplated, (i) will not conflict with, or result in a breach of the terms of, or constitute any default under or violation of, any law or regulation of any governmental authority, or the Articles of Incorporation or By-Laws of QUDT, or any material agreement or instrument to which QUDT is a party or by which it is bound or is subject; (ii) nor will it give to others any interest or rights, including rights of termination, acceleration or cancellation, in or with respect to any of the properties, assets, agreements, leases, or business of QUDT.

        3.6 Nature of Representations. No representation, warranty or agreement made by QUDT in this Agreement or any of the Schedules or any other Exhibits hereto and no statement made in the Schedules or any such Exhibit, list, certificate or schedule or other instrument or disclosure furnished by them in connection with the transactions herein contemplated contains, or will contain, any untrue statement of a material fact necessary to make any statement, representation, warranty or agreement not misleading.

                                   Article IV

           REPRESENTATIONS AND WARRANTIES OF ACCU CHEM AND SHAREHOLDER

        Accu Chem and Shareholder, and each of them, represent and warrant to QUDT as follows:

        4.1 Organization. Accu Chem is a corporation duly incorporated, validly existing and, at the closing, in good standing under the laws of the State of California and has the corporate power and authority to own or lease its properties and to

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


carry on business as now being conducted.

        4.2 Capitalization. The authorized capital stock of Accu Chem consists of one class of shares of stock, the total number of shares which Accu Chem is authorized to issue is 1,000,000 shares, of which 6,000 shares are presently issued and outstanding and held by four (4) individuals. There are no outstanding options or warrants to acquire additional shares.

        4.3 Authority. Accu Chem and Shareholder have the full power and authority to enter into this Agreement and to carry out its obligations hereunder. Other than approval by the Board of Directors and/or Shareholder, no proceedings on the part of Shareholder is necessary to authorize this Agreement or the transactions completed hereby. This Agreement constitutes the legal, valid and binding obligation of Accu Chem and Shareholder enforceable in accordance with its terms.

        4.4 Financial Statements. Accu Chem has furnished to QUDT audited financial statements as of the close of its last fiscal year and unaudited financial statements as of March 31, 1999. All of said financial statements, (i) are in accordance with Accu Chem's books and records, (ii) present fairly and financial position of Accu Chem as of such dates, and its results of operations and changes in financial position for the respective periods indicated, (iii) have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and (iv) consistent with prior business practice, contain adequate reserves for all known or contingent liabilities, losses and refunds with respect to services or products already rendered or sold.

        4.5 All Patent/License Rights. To the best of its knowledge, Accu Chem owns or possesses the requisite licenses or other rights to use all licenses, patents, trademarks, service marks, service names and trade names presently used. There is no claim or action by any person, or proceeding pending, or threatened which challenges the exclusive rights of Accu Chem with respect to said right's used, or contemplated to be used, in Accu Chem's business. Nothing herein contained have or shall be deemed to constitute a representation or warranty that such licenses, patents, trademarks, or trade names may not be utilized or challenged in the future, and that they will be upheld if challenged.

        4.6 Contracts/Other Rights. Prior to the closing, Accu Chem will furnish QUDT with a true and complete list and description of all material contracts and licenses by and between Accu Chem and Shareholder, between them and with others. Each of the agreements, contract, commitments, leases, plans and other instruments, documents and undertakings to be supplied is valid and enforceable in accordance with its terms. Accu Chem is not in default of the performance, observance or fulfillment of any material obligations, covenant or condition contained therein; and no event has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default thereunder;

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


furthermore, except as may be disclosed in writing at the time of delivery, no such agreement, contract, commitment, lease, plan or other instrument, document or undertaking, in the reasonable opinion of Accu Chem, contains any contractual requirement with which there is a likelihood Accu Chem will be unable to comply.

        4.7 Competition. Except as set forth in the contracts described in 4.6 above or in 4.10 below, neither Accu Chem, nor any officer or director or Shareholder of Accu Chem has any material direct or indirect financial or economic interest in any related industry entity or in any competition or customer of Accu Chem.

        4.8 Effect of Agreement. The execution and delivery by Accu Chem and Shareholder of this Agreement and the consummation of the transactions herein contemplated, (i) will not conflict with, or result in a breach of the terms of, or constitute a default under or violation of, any law or regulation of any governmental authority, or the Articles of Incorporation or By-Laws of Accu Chem, or any material agreement or instrument to which Accu Chem or Shareholder is a party or by which it is bound or is subject; (ii) nor will it give to rise to any interests or rights, including rights of termination, acceleration or cancellation, in or with respect to any of the properties, assets, agreements, leases, or business of Accu Chem.

        4.9 Personal Property. All of the property, assets and equipment owned by or used by Accu Chem is in good repair, well maintained, and in good and satisfactory operating condition consistent with their age, free from any known defects, except such minor defects as do not substantially interfere with the continued use thereof in the conduct of normal operations and such property, assets, and equipment which is owned by Accu Chem is valued on the Balance Sheet at original purchase price less reasonable depreciation consistently applied in accordance with generally accepted accounting principles.

        4.10 Leases. Prior to the closing, Accu Chem will furnish QUDT with true and complete list and description of all leases of real property and equipment by and between Accu Chem and the lessees. Accu Chem and Admiral Transportation (a California corporation), owned and controlled by Carl E. Erb, have an oral agreement for the possession of certain real property presently utilized by Accu Chem. Said agreement may be terminated by Accu Chem upon thirty (30) days' written notice, in accordance with California law. Accu Chem will not enter into any further agreements with Admiral Transportation (a California corporation) without the prior written consent of QUDT. Each of said leases are valid and enforceable in accordance with its terms.

        4.11 Minutes Book. The records of meetings and other corporate actions of the Board of Directors (including any committees of the Board) of Accu Chem which are contained in the Minute Books of Accu Chem contain complete and accurate records of the matters reflected in such minutes.

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


        4.12 Litigation; Claims. Neither Shareholder nor Accu Chem is a party to, and there are not any claims, actions, suits, investigations or proceedings pending or threatened against Accu Chem or its business, at law or in equity, or before or by any governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, which if determined adversely would have a material effect on the business or financial condition of Accu Chem or the ability of Accu Chem to carry on its business. The consummation of the transactions herein contemplated will not conflict with or result in the breach or violation of any judgment, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

        4.13 Taxes and Reports. At the Closing Date, Accu Chem and Shareholder
(i) will have filed all tax returns required to be filed by any jurisdiction, domestic or foreign, to which it is or has been subject, (ii) has either paid in full all taxes due and taxes claimed to be due by each jurisdiction, and any interest and penalties with respect thereto, and (iii) has adequately reflected as liabilities on its books, all taxes that have accrued for any period to and including the Closing Date.

        4.14 Compliance with Laws and Regulations. To the best of their knowledge, Accu Chem and Shareholder have complied with, and are not in violation of any federal, state, local or foreign statute, law, rule or regulation with respect to the conduct of Accu Chem's businesses, which violation might have a material adverse effect on the business, financial condition or earnings of Accu Chem.

        4.15 Finders. Accu Chem and Shareholder, and each of them, is not obligated, absolutely or contingently, to any person for financial advice, a finder's fee, brokerage commission, or other similar payment in connection with the transactions contemplated by this Agreement.

        4.16 Nature of Representations. Accu Chem and Shareholder have taken reasonable care to ensure that all disclosures and facts are true and accurate and that there are no other material facts, the omission of which would make misleading any statement herein. Further, no representation, warranty or agreement made by Accu Chem and Shareholder in this Agreement or any of the Schedules or any other Exhibits hereto and no statement made in the Schedules or any such Exhibit, list, certificate or schedule or other instrument or disclosure furnished by them in connection with the transactions herein contemplated contains, or will contain, any untrue statement of a material fact necessary to make any statement, representation, warranty or agreement not misleading.

                                   Article V

                             ACCESS TO INFORMATION

      5.1 Access to Information. Accu Chem and Shareholder shall afford representatives of QUDT reasonable access to officers, personnel, and professional representatives of Accu Chem and such of the financial, contractual and corporate records of Accu Chem as shall be reasonably necessary for QUDT's investigations and appraisal of Accu Chem.

      5.2 Effect of Investigations. Any such investigation by QUDT of Accu Chem shall not affect any of the representations and warranties hereunder and shall not be conducted in such manner as to interfere unreasonably with the operation of the business of Accu Chem.

                                   Article VI

                       CONDITIONS TO OBLIGATIONS OF QUDT

      The obligations of QUDT under this Agreement are, at the option of QUDT, subject to the satisfaction, at and prior to the Closing Date, of the following conditions:

      6.1 Shareholder Acceptance. Between the date hereof and April 20, 1999, not less than 80% of the issued and outstanding shares of Accu Chem owned by Shareholder shall enter into this Agreement.

      6.2 Lease. Between the date hereof and the Closing Data, there shall be no written lease entered into by and between Accu Chem and Admiral Transportation (a California corporation) and Carl E. Erb, or either, or with any other shareholder of Accu Chem, without the prior written consent of QUDT. Notwithstanding the foregoing, in the event that Carl E. Erb is an exchanging shareholder under this Agreement, a written lease of the real property presently utilized by Accu Chem and orally leased from Admiral Transportation (a California corporation) as is referred to in 4.10 above, on terms substantially consistant with the present oral terms heretofore disclosed to QUDT, may be negotiated and the execution thereof will not be unreasonably withheld; provided, however, that said written lease is negotiated and approved by QUDT prior to April 29, 1999.

      6.3 Fulfillment of Covenants. All the terms, covenants and conditions of this Agreement to be complied with and performed by Accu Chem at or before the Closing Date shall have been duly complied with and performed.

      6.4 Accuracy of Representations and Warranties: Other Documents. All of the representations and warranties made by all parties to this Agreement shall be true as of the Closing Date.

        6.5 No Litigation. There shall be no action, proceeding, investigation or pending or actual litigation the purpose of which is to enjoin or may be to enjoin the transactions contemplated by this Agreement or which would have the effect, if successful, of imposing a material liability upon Accu Chem, or any of the officers or directors thereof, because of this consummation of the transactions contemplated by this Agreement.

                                   Article VII

                    CONDITIONS TO OBLIGATIONS OF SHAREHOLDER

        The obligations of Shareholder under this Agreement are, at the option of Shareholder, subject to the satisfaction, at and prior to the Closing Date, of the following conditions:

        7.1 Fulfillment of Covenants. All the terms, covenants and conditions of this Agreement to be complied with and performed by Accu Chem at or before the Closing Date shall have been duly complied with and performed.

        7.2 Accuracy of Representations and Warranties; Other Documents. All of the representations and warranties made by all parties to this Agreement shall be true as of the Closing Date.

        7.3 No Litigation. There shall be no action, proceeding, investigation or pending or actual litigation the purpose of which is to enjoin or may be to enjoin the transactions contemplated by this Agreement or which would have the effect, if successful, of imposing a material liability upon Accu Chem, or any of the officers or directors thereof, because of the consummation of the transactions contemplated by this Agreement.

                                  Article VIII

                                     CLOSING

        8.1 Closing Date. The consummation of the exchange on May 15, 1999 or sooner shall take place, at the offices of Ronald J. Stauber, 1880 Century Park East, Suite 300, Los Angeles, California 90067, or such other time or place as shall be mutually agreed upon by the parties to this Agreement.

        8.2 Actions to be Taken by Parties on the Closing Date. On the Closing Date, each party shall deliver to the other all documents or agreements provided or herein to be delivered on the Closing Date.

        8.3 other. Between the date hereof and the Closing Date, Accu Chem will take no actions, other than those reasonably required to consummate a closing, without the prior written consent of QUDT.

                                   Article IX

                         INDEMNIFICATION AND ARBITRATION

        9.1 Indemnification. Each of the parties agree to indemnify and hold harmless the other against any and all damages, claims, losses, expenses, obligations and liabilities (including reasonable attorney's fees) resulting from or related to any breach of, or failure by each of the parties to perform any of their representations, warranties, covenants, conditions or agreements in this Agreement or in any schedule, certificate, exhibit or other document furnished, or to be furnished under this Agreement.

        9.2 Claims of Indemnification. Any claim for indemnification pursuant to this Agreement, unless otherwise received by means of direct negotiation among the parties upon reasonable oral notification by the party seeking indemnification to all other parties, shall be made by writing of the nature and amount of the claim to the other.


                                    Article X

                               PAYMENT OF EXPENSES

        10.1 Expenses. All costs and expenses of the transaction contemplated herein shall be borne by the respective parties hereto.


                                   Article XI

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

        11.1 Survival. All statements contained in the Schedules, any Exhibit or other instrument delivered by or on behalf of the shareholders or in connection with the transactions contemplated by this Agreement, shall be deemed to be representations made by or on behalf of the parties to this Agreement, all representations, warranties and agreements made by the parties to this Agreement or pursuant hereto shall survive.

                                   Article XII

                                     GENERAL

        12.1 Partial Invalidity. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

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


        12.2 Waiver. No Waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed and extension of the time for performance of any other obligation or act.

        12.3. Notices. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon mailing thereof.

                        To:    Quadratech, Inc.
                               126 West Maple Avenue
                               Monrovia, California 91016

                        cc:    Ronald J. Stauber, Esq.
                               1880 Century Park East Suite 300
                               Los Angeles, California 90067

                        To:    Shareholder
                               [To the address set forth on
                               the signature line]

                        To:    Accu Chem Conversion, Inc.
                               300 N. Baldwin Park
                               City of Industry, CA 91746

        Notice of change of address shall be given by written notice in the manner detailed in this subparagraph 12.3.

        12.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

        12.5 Professional Fees. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, agreements or provisions on the part of the other party arising out of this Agreement, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorney's fees, accounting fees, and other professional fees resulting therefrom.

        12.6 Entire Agreement. This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by his agent duly authorized in writing or as otherwise expressly permitted herein. The parties

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


do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto.

        12.7 Time of Essence. The parties hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and that failure to timely perform any of the terms, conditions, obligations or provisions hereof by either party shall constitute a material breach of and non-curable (but waivable) default under this Agreement by the party so failing to perform.

        12.8 Construction. Headings at the beginning of each paragraph and subparagraph are solely for the convenience of the parties and are not a part of the Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to paragraphs and subparagraphs are to this Agreement. In the event the date on which any party is required to take any action under the terms of this Agreement is not a business day, the action shall be taken on the next succeeding day.

        12.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one instrument.

        12.10 Governing Law. The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California.


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement in Los Angeles, California.

DATED: April 12, 1999                       QUADRATECH, INC.
                                            By: /s/ PERRY COPE
                                               ---------------------------------
                                                    Perry Cope, President





DATED: April 12, 1999                       ACCU CHEM CONVERSION, INC.


                                            By: /s/ CRAIG G. ROBITAILLE
                                               ---------------------------------
                                                    Craig Robitaille,
                                                        President

                                      SHAREHOLDER



                                      /s/ CRAIG G. ROBITAILLE
                                      -----------------------------------------
                                      CRAIG G. ROBITAILLE
                                      21391 Dockside Circle
                                      Huntington Beach, CA 92646

                                      /s/ LLOYD D. SMITHSON
                                      -----------------------------------------
                                      LLOYD D. SMITHSON
                                      1170 Oakenbate Road
                                      San Dimas, CA 91773




                                      -----------------------------------------
                                      CARL E. ERB
                                      13875 E. Philadelphia
                                      Whittier, CA 90601

                                      /s/ MICHAEL J. OLIVA
                                      -----------------------------------------
                                      MICHAEL J. OLIVA
                                      10552 Beardsley Circle
                                      Villa Park, CA



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